Annual Report

GROWTH
& INCOME
FUND
December 31, 1996

[LOGO OF T. ROWE PRICE APPEARS HERE]

For yield, price, last transaction,
current balance or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:  1-800-638-5660 toll free

Internet address:
http://www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Growth & Income Fund(R).

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607



[LOGO OF T. ROWE PRICE APPEARS HERE]


T. Rowe Price Investment Services, Inc., Distributor       RPRTGIF  12/31/96

FELLOW SHAREHOLDERS

Your fund provided excellent returns for the second half of 1996 and the full year as the equity market continued to surge. Concerns that a strengthening economy would push interest rates higher subsided during the fall, as growth moderated substantially from the first half.

Your fund performed well on a relative basis, exceeding the returns of the average growth and income fund for the 6- and 12-month periods. Results also compared favorably with the unmanaged Standard & Poor's 500 Stock Index, which is a more challenging benchmark during such a robust stock market environment.


PERFORMANCE COMPARISON
---------------------------------------------------------------

  Periods Ended 12/31/96             6 Months       12 Months
---------------------------------------------------------------
  Growth & Income Fund                 14.32%          25.64%
 ...............................................................

  S&P 500                              11.68           22.96
 ...............................................................

  Lipper Growth & Income
    Funds Average                      10.57           20.78
 ...............................................................

DISTRIBUTIONS

On December 26, your Board of Directors declared a fourth quarter income dividend of $0.15 per share, a short-term capital gain of $0.08 per share, and a long-term capital gain of $0.73 per share, all payable to shareholders of record on that date. Your check or statement reflecting these distributions was mailed to you in early January. These fourth quarter distributions brought the 1996 total to $0.51 of income and $0.90 of capital gain distributions per share. All these distributions were reported to you on Form 1099-DIV mailed toward the end of January.

MARKET ENVIRONMENT

The accelerating economy in the first half of the year was troublesome for the bond market as investors worried that interest rates would be forced higher by demands on Federal Reserve policy. These concerns largely disappeared in the second half as the economy's growth slowed to a more subdued pace. The yield on the 30-year Treasury bond, which rose from under 6% at the beginning of the year to over 7% in June, declined to 6.35% in early December. Despite the second half improvement, bond market returns were still disappointing for the year.

The equity market, in contrast, seemed to have little concern about much of anything. When the economy was stronger early in the year, investors were cheered by the favorable implications for corporate profits. When the economy slowed in the second half, investors were cheered by the favorable implications of declining interest rates. This cheer resulted in a powerful market gain in 1996, on the heels of a 38% return in 1995. The cheering also prompted Alan Greenspan, the Chairman of the Federal Reserve, to muse aloud about "irrational exuberance," probably with the intention of deflating potential stock market speculation. Global markets reacted immediately and negatively to this apparent indication of concern, while the U.S. stock market quickly regained momentum and reached new highs.

PORTFOLIO REVIEW

Your fund's asset allocation at year-end, shown in the pie chart, was little changed since our last report dated June 30. Exposure to common stocks and convertibles increased by three percentage points, primarily reflecting the impact of rising stock prices on the overall portfolio.

[PIE CHART APPEARS HERE]

Security Diversification
------------------------

Common Stocks               86%
Reserves                     8%
Bonds and Preferred Stocks   3%
Convertibles                 3%

Based on net assets as of 12/31/96.

Although 1996 was a very rewarding year for your fund, it was a period of surprisingly low portfolio activity. As noted in the supplemental data section of the Financial Highlights table on page 8, portfolio turnover was a very low 13.5%. Essentially, your fund was responding quite favorably to the general market trend, and we kept our activity to a minimum. We did make some significant additions to the portfolio, as indicated in the list of major transactions following this letter. There was no common industry theme, but at the time of purchase the stock prices of the 10 largest had fallen almost 22%, on average, from their respective 1996 highs.

We often comment on our efforts to recycle money from stocks that have performed well into those that have been laggards. The largest stock sales, in virtually each case, were exceptionally rewarding holdings, not only in 1996, but over a period of years. We did not eliminate these holdings but rather de-emphasized them in favor of other opportunities.

Your fund's emphasis on maintaining attractive relative valuation characteristics for our stocks is shown in the Financial Profile table.


FINANCIAL PROFILE
----------------------------------------------------------
                                    Growth &
  As of 12/31/96                  Income Fund     S&P 500
----------------------------------------------------------
  Dividend Growth
  (5-year annual average)               7.5%         6.8%
 ..........................................................
  Current Yield                         2.5%         2.0%
 ..........................................................
  Price/Book Ratio                      3.2 X        3.6 X
 ..........................................................
  Price/Earnings Ratio
  (1997 estimated EPS)                 15.6 X       16.5 X
 ..........................................................

OUTLOOK

Where does this leave us? As discussed in past reports, we do have some concerns about the overall valuation level of the market. We recognize that the underlying economic and financial fundamentals are quite healthy, and this is dominating investor psychology. The market appears increasingly more skittish, however, as investors, looking for signs of change in the investment environment, focus upon shorter-term economic data and corporate earnings announcements.

This economic expansion is approaching the six-year mark. The unusually long cycle is remarkable for the absence of inflationary pressures and for the high levels of corporate profitability. Not surprisingly, the stock market has responded exuberantly to this favorable mix.

Your fund has prospered accordingly, outperforming the S&P 500 on a cumulative basis for the six-year period and its peer group for six consecutive years. Although your portfolio management team would like to think of this period as rational exuberance, we are mindful that it has not only been an extraordinary period for the market but we have also enjoyed more than our share of good fortune. We believe it is appropriate to have more modest expectations for the year ahead and to be prepared for more volatility. Our goal is to remain alert for the investment opportunities that inevitably arise during such periods.

Respectfully submitted,

Stephen W. Boesel
President and Chairman of the Investment Advisory Committee

January 20, 1997

STICKING TO YOUR GAME PLAN
--------------------------------------------------------------------------------

TIME REDUCES VOLATILITY OF MARKET RETURNS
-------------------------------------------------
(Annualized Returns for Best and Worst Period; Rolling Periods From 1950 to
1996*)

[AN 8-BAR CHART SHOWING BEST AND WORST ANNUALIZED TOTAL RETURNS OF STOCKS FOR VARIOUS ROLLING TIME PERIODS BETWEEN 1950 AND 1996.]

* From 1950-1996, there were 47 one-year periods; 42 five-year periods; 37 ten-year periods; and 27 twenty-year periods.

Source: T. Rowe Price Associates; data from Ibbotson Associates.

Chart is for illustrative purposes only and is not intended to represent the past performance or future results of any specific securities.


In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.) Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss -- a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value./1/

Above all, remember that investing is a long-distance race, not a sprint.

/1/ Ned Davis Research.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------


  TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/96

  ------------------------------------------------------------------------------
  Corning                                                                  3.3%
  ..............................................................................
  Pfizer                                                                   2.0
  ..............................................................................
  GE                                                                       1.9
  ..............................................................................
  Chase Manhattan                                                          1.6
  ..............................................................................
  Atlantic Richfield                                                       1.5
  ------------------------------------------------------------------------------
  Great Lakes Chemical                                                     1.4
  ..............................................................................
  James River                                                              1.4
  ..............................................................................
  Centerior Energy                                                         1.3
  ..............................................................................
  H&R Block                                                                1.3
  ..............................................................................
  American Express                                                         1.2
  ------------------------------------------------------------------------------
  Household International                                                  1.2
  ..............................................................................
  Warner-Lambert                                                           1.2
  ..............................................................................
  Schlumberger                                                             1.2
  ..............................................................................
  Unicom                                                                   1.2
  ..............................................................................
  Fannie Mae                                                               1.2
  ------------------------------------------------------------------------------
  Merck                                                                    1.2
  ..............................................................................
  Honeywell                                                                1.2
  ..............................................................................
  Texaco                                                                   1.2
  ..............................................................................
  Kimberly-Clark                                                           1.1
  ..............................................................................
  Dayton Hudson                                                            1.1
  ------------------------------------------------------------------------------
  Travelers/Aetna Property Casualty                                        1.1
  ..............................................................................
  British Petroleum                                                        1.1
  ..............................................................................
  KeyCorp                                                                  1.1
  ..............................................................................
  Reader's Digest                                                          1.1
  ..............................................................................
  Wells Fargo                                                              1.1
  ------------------------------------------------------------------------------
  Total                                                                   34.2%

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

  MAJOR PORTFOLIO CHANGES
  Listed in descending order of size

  6 Months Ended December 31, 1996

  Ten Largest Purchases                         Ten Largest Sales
  ----------------------------------------------------------------------------
  H&R Block *                                   Cal Fed Bancorp
  ............................................................................
  Reynolds Metals *                             Philip Morris
  ............................................................................
  Frontier *                                    Cooper Cameron
  ............................................................................
  Mercury Finance *                             United HealthCare
  ............................................................................
  St. Paul Companies *                          Pfizer
  ............................................................................
  Corporate Express Cv. Bond *                  TJX
  ............................................................................
  Great Lakes Chemical                          Electronic Data Systems **
  ............................................................................
  AT&T                                          Coltec Industries Notes **
  ............................................................................
  Nabisco Holdings *                            Associates First Capital **
  ............................................................................
  Unicom                                        Telefonica del Peru ADR **
  ............................................................................

   * Position added
  ** Position eliminated

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------


PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


    This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                             [CHART APPEARS HERE]

                                                   GROWTH AND INCOME FUND
                           -------------------------------------------------------------------------------
                                                                LIPPER GROWTH &
                                              S&P 500            INCOME FUNDS            GROWTH & INCOME
                                               INDEX                AVERAGE                    FUND
                             12/31/8           10,000               10,000                    10,000
                             12/87             10,510               10,203                     9,575
                             12/88             12,256               11,862                    11,979
                             12/89             16,139               14,671                    14,290
                             12/90             15,638               14,011                    12,698
                             12/91             20,402               18,059                    16,701
                             12/92             21,957               19,720                    19,261
                             12/93             24,170               22,248                    21,758
                             12/94             24,489               22,090                    21,726
                             12/95             33,692               28,818                    28,444
                             12/96             41,428               34,726                    35,736

AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------
    This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

  Periods Ended 12/31/96           1 Year     3 Years     5 Years      10 Years
--------------------------------------------------------------------------------

  Growth & Income Fund            25.64%       17.99%      16.43%       13.58%
 ................................................................................

  Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                      Year
                                     Ended
                                  12/31/96    12/31/95    12/31/94    12/31/93    12/31/92
  NET ASSET VALUE
  Beginning of period           $    19.18  $    15.63  $    16.57  $    15.53  $    14.16
                                ............................................................
  Investment activities
    Net investment income             0.52        0.58        0.50        0.46        0.55
    Net realized and
    unrealized gain (loss)            4.34        4.16       (0.53)       1.53        1.57
                                ............................................................
    Total from
    investment activities             4.86        4.74       (0.03)       1.99        2.12
                                ............................................................
  Distributions
    Net investment income            (0.51)      (0.59)      (0.49)      (0.47)      (0.60)
    Net realized gain                (0.90)      (0.60)      (0.42)      (0.48)      (0.15)
                                ............................................................
    Total distributions              (1.41)      (1.19)      (0.91)      (0.95)      (0.75)
                                ............................................................
  NET ASSET VALUE
  End of period                 $    22.63  $    19.18  $    15.63  $    16.57  $    15.53
                                ------------------------------------------------------------

  Ratios/Supplemental Data

  Total return                       25.64%      30.92%      (0.15)%     12.96%      15.33%
  ..........................................................................................
  Ratio of expenses to
  average net assets                  0.82%       0.84%       0.81%       0.83%       0.85%
  ..........................................................................................
  Ratio of net investment
  income to average
  net assets                          2.53%       3.31%       3.08%       2.91%       3.75%
  ..........................................................................................
  Portfolio turnover rate             13.5%       26.2%       25.6%       22.4%       29.9%
  ..........................................................................................
  Average commission
  rate paid                     $    0.0694          -           -           -           -
  ..........................................................................................
  Net assets, end of period
  (in millions)                 $    2,489  $    1,748  $    1,229  $    1,167  $      840
  ..........................................................................................

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------
                                                               December 31, 1996


STATEMENT OF NET ASSETS                            Shares/Par              Value
--------------------------------------------------------------------------------
                                                                    In thousands

       COMMON STOCKS  85.6%

       FINANCIAL  17.2%

       Bank and Trust  6.3%

       BANC ONE                                       350,218       $     15,059
       .........................................................................
       Cal Fed Bancorp *+                             347,612              4,932
       .........................................................................
       Chase Manhattan                                450,000             40,163
       .........................................................................
       Citicorp                                       246,575             25,397
       .........................................................................
       KeyCorp                                        550,000             27,775
       .........................................................................
       National City                                  400,000             17,950
       .........................................................................
       Wells Fargo                                    100,000             26,975
       .........................................................................
                                                                         158,251
                                                                    ............
       Insurance  3.8%

       American General                               600,000             24,525
       .........................................................................
       St. Paul Companies                             300,000             17,588
       .........................................................................
       Travelers/Aetna Property Casualty (Class A)    800,000             28,300
       .........................................................................
       UNUM                                           250,000             18,062
       .........................................................................
       Willis-Corroon ADR                             460,800              5,299
       .........................................................................
                                                                          93,774
                                                                    ............
       Financial Services  7.1%

       American Express                               550,000             31,075
       .........................................................................
       Bear Stearns                                   586,028             16,336
       .........................................................................
       Beneficial                                     230,000             14,576
       .........................................................................
       Fannie Mae                                     800,000             29,800
       .........................................................................
       H&R Block                                    1,100,000             31,900
       .........................................................................
       Household International                        330,668             30,504
       .........................................................................
       Mercury Finance                              1,770,700             21,691
       .........................................................................
                                                                         175,882
                                                                    ............
       Total Financial                                                   427,907
                                                                    ............


       UTILITIES  8.4%

       Telephone Services  3.8%

       AT&T                                           500,000             21,750
       .........................................................................
       BellSouth                                      330,000             13,324
       .........................................................................
       Frontier                                     1,000,000             22,625
       .........................................................................
       GTE                                            400,000             18,200
       .........................................................................
       Pacific Telesis                                525,000             19,293
       .........................................................................
                                                                          95,192
                                                                    ............

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

       Electric Utilities  4.6%

       Centerior Energy                               3,000,000     $     32,250
       .........................................................................
       Edison International                           1,001,700           19,909
       .........................................................................
       Entergy                                          780,379           21,656
       .........................................................................
       Niagara Mohawk *                               1,000,000            9,875
       .........................................................................
       Unicom                                         1,100,000           29,837
       .........................................................................
                                                                         113,527
                                                                    ............
       Total Utilities                                                   208,719
                                                                    ............


       CONSUMER NONDURABLES  20.8%

       Cosmetics  0.3%

       International Flavors & Fragrances               200,000            9,000
       .........................................................................
                                                                           9,000
                                                                    ............
       Beverages  2.9%

       Anheuser-Busch                                   380,600           15,224
       .........................................................................
       Bols Wessanen (NLG)                              307,375            5,661
       .........................................................................
       Brown-Forman (Class B)                           241,000           11,026
       .........................................................................
       Coca-Cola                                        310,000           16,314
       .........................................................................
       PepsiCo                                          820,000           23,985
       .........................................................................
                                                                          72,210
                                                                    ............

       Food Processing  5.1%

       General Mills                                    350,000           22,181
       .........................................................................
       Heinz                                            700,000           25,025
       .........................................................................
       McCormick                                        387,400            9,128
       .........................................................................
       Nabisco Holdings (Class A)                       400,000           15,550
       .........................................................................
       Quaker Oats                                      219,800            8,380
       .........................................................................
       Ralston Purina                                   325,500           23,884
       .........................................................................
       Sara Lee                                         615,000           22,909
       .........................................................................
                                                                         127,057
                                                                    ............

       Hospital Supplies/Hospital Management  1.7%

       Abbott Laboratories                              200,000           10,150
       .........................................................................
       Allegiance                                        49,280            1,361
       .........................................................................
       Baxter International                             246,400           10,103
       .........................................................................
       Millipore                                        513,000           21,225
       .........................................................................
                                                                          42,839
                                                                    ............

       Pharmaceuticals  6.5%

       American Home Products                           400,000           23,450
       .........................................................................
       Merck                                            375,000           29,719
       .........................................................................

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                                                                 Shares/Par            Value
--------------------------------------------------------------------------------------------
                                                                                In thousands

     Perrigo *                                                     900,000     $       8,100
     .......................................................................................
     Pfizer                                                        600,000            49,725
     .......................................................................................
     SmithKline Beecham ADR                                        300,000            20,400
     .......................................................................................
     Warner-Lambert                                                400,000            30,000
     .......................................................................................
                                                                                     161,394
                                                                                ............

     Miscellaneous Consumer Products  4.1%

     Newell                                                        600,000            18,900
     .......................................................................................
     Philip Morris                                                 200,000            22,525
     .......................................................................................
     Proctor & Gamble                                              200,000            21,500
     .......................................................................................
     RJR Nabisco                                                   300,000            10,200
     .......................................................................................
     Springs Industries                                            199,300             8,570
     .......................................................................................
     Tomkins (GBP)                                               1,500,000             6,938
     .......................................................................................
     UST                                                           400,000            12,950
     .......................................................................................
                                                                                     101,583
                                                                                ............

     Health Care Services  0.2%

     United HealthCare                                             100,000             4,500
     .......................................................................................
                                                                                       4,500
                                                                                ............
     Total Consumer Nondurables                                                      518,583
                                                                                ............

     CONSUMER SERVICES  5.0%

     General Merchandisers  2.4%

     Dayton Hudson                                                 725,000            28,456
     .......................................................................................
     J.C. Penney                                                   200,000             9,750
     .......................................................................................
     TJX                                                           360,900            17,098
     .......................................................................................
     Wal-Mart                                                      150,000             3,431
     .......................................................................................
                                                                                      58,735
                                                                                ............
     Entertainment and Leisure  1.6%

     Host Marriott *                                               765,700            12,252
     .......................................................................................
     Reader's Digest (Class A)                                     332,400            13,379
     .......................................................................................
     Reader's Digest (Class B)                                     386,400            14,007
     .......................................................................................
                                                                                      39,638
                                                                                ............
     Media and Communications  1.0%

     Vodafone ADR                                                  600,000            24,825
     .......................................................................................
                                                                                      24,825
                                                                                ............
     Total Consumer Services                                                         123,198
                                                                                ............

T. ROWE PRICE GROWTH & INCOME FUND
-------------------------------------------------------------------------------

                                                                        Shares/Par           Value
--------------------------------------------------------------------------------------------------
                                                                                      In thousands
       CONSUMER CYCLICALS  7.3%

       Building and Real Estate  4.0%

       Burnham Pacific Properties, REIT                                    200,000     $      3,000
       ............................................................................................
       Federal Realty Investment Trust, REIT                               566,700           15,372
       ............................................................................................
       Patriot American Hospitality, REIT                                  100,000            4,313
       ............................................................................................
       Reckson Associates, REIT                                            259,000           10,943
       ............................................................................................
       Rouse                                                               574,500           18,240
       ............................................................................................
       Security Capital Industrial Trust, REIT                             300,000            6,412
       ............................................................................................
       Simon DeBartolo Group, REIT                                         816,000           25,296
       ............................................................................................
       South West Property Trust, REIT                                     625,000           10,547
       ............................................................................................
       Taubman Centers, REIT                                               504,000            6,489
       ............................................................................................
                                                                                            100,612
                                                                                       ............
       Miscellaneous Consumer Durables  3.3%

       Corning                                                           1,750,000           80,937
       ............................................................................................
                                                                                             80,937
                                                                                       ............
       Total Consumer Cyclicals                                                             181,549
                                                                                       ............

       TECHNOLOGY  2.3%

       Electronic Systems  1.6%

       Hewlett-Packard                                                     200,000           10,050
       ............................................................................................
       Honeywell                                                           450,000           29,587
       ............................................................................................
                                                                                             39,637
                                                                                       ............
       Electronic Components  0.5%

       Texas Instruments                                                   200,000           12,750
       ............................................................................................
                                                                                             12,750
                                                                                       ............
       Telecommunications Equipment  0.2%
       Lucent Technologies                                                 129,633            5,996
       ............................................................................................
                                                                                              5,996
                                                                                       ............
       Total Technology                                                                      58,383
                                                                                       ............

       CAPITAL EQUIPMENT  4.1%

       Electrical Equipment  1.9%

       GE                                                                  480,000           47,460
       ............................................................................................
                                                                                             47,460
                                                                                       ............

T. ROWE PRICE GROWTH & INCOME FUND
-------------------------------------------------------------------------------

                                                                          Shares/Par       Value
---------------------------------------------------------------------------------------------------
                                                                                      In thousands
       Machinery  2.2%
       Coltec Industries *                                                 701,500   $      13,241
       ............................................................................................
       Cooper Industries                                                   455,907          19,205
       ............................................................................................
       FMC *                                                               305,100          21,395
       ............................................................................................
                                                                                            53,841
                                                                                     ..............
       Total Capital Equipment                                                             101,301
                                                                                     ..............
       BUSINESS SERVICES AND
       TRANSPORTATION  2.5%

       Miscellaneous Business Services  1.1%
       Gilbert Associates (Class A)                                        165,000           2,310
       ............................................................................................
       WMX Technologies                                                    750,000          24,469
       ............................................................................................
                                                                                            26,779
                                                                                     ..............
       Airlines  0.4%
       Delta                                                               126,800           8,987
       ............................................................................................
                                                                                             8,987
                                                                                     ..............
       Railroads  1.0%
       Burlington Northern Santa Fe                                        300,000          25,912
       ............................................................................................
                                                                                            25,912
                                                                                     ..............
       Total Business Services and Transportation                                           61,678
                                                                                     ..............

       ENERGY  8.5%

       Energy Services  3.0%
       Cooper Cameron *                                                    250,000          19,125
       ............................................................................................
       Halliburton                                                         418,000          25,185
       ............................................................................................
       Schlumberger                                                        300,000          29,962
       ............................................................................................
                                                                                            74,272
                                                                                     ..............
       Integrated Petroleum - Domestic  4.3%
       Atlantic Richfield                                                  275,000          36,437
       ............................................................................................
       British Petroleum ADR                                               200,000          28,275
       ............................................................................................
       Unocal                                                              500,000          20,313
       ............................................................................................
       USX-Marathon                                                      1,000,000          23,875
       ............................................................................................
                                                                                           108,900
                                                                                     ..............

       Integrated Petroleum - International  1.2%
       Texaco                                                              300,000          29,438
       ............................................................................................
                                                                                            29,438
                                                                                     ..............
       Total Energy                                                                        212,610
                                                                                     ..............

T. ROWE PRICE GROWTH & INCOME FUND
-------------------------------------------------------------------------------

                                                                        Shares/Par           Value
----------------------------------------------------------------------------------------------------
                                                                                       In thousands
       PROCESS INDUSTRIES  6.8%

       Paper and Paper Products  3.0%
       Albany International (Class A)                                      450,000   $      10,406
       ............................................................................................
       James River                                                       1,050,000          34,781
       ............................................................................................
       Kimberly-Clark                                                      300,000          28,575
       ............................................................................................
                                                                                            73,762
                                                                                     ..............
       Specialty Chemicals  2.9%
       A. Schulman                                                         700,000          17,238
       ............................................................................................
       Great Lakes Chemical                                                750,000          35,062
       ............................................................................................
       Pall                                                                804,000          20,502
       ............................................................................................
                                                                                            72,802
                                                                                     ..............
       Diversified Chemicals  0.9%
       DuPont                                                              250,000          23,594
       ............................................................................................
                                                                                            23,594
                                                                                     ..............
       Total Process Industries                                                            170,158
                                                                                     ..............
       BASIC MATERIALS  2.7%

       Metals  2.4%
       Alcoa                                                               326,400          20,808
       ............................................................................................
       Freeport-McMoRan Copper & Gold (Class A)                            183,748           5,168
       ............................................................................................
       Nucor                                                               200,000          10,200
       ............................................................................................
       Reynolds Metals                                                     400,000          22,550
       ............................................................................................
                                                                                            58,726
                                                                                     ..............
       Mining  0.3%
       Newmont Mining                                                      195,100           8,731
       ............................................................................................
                                                                                             8,731
                                                                                     ..............
       Total Basic Materials                                                                67,457
                                                                                     ..............
       Total Common Stocks (Cost  $1,394,401)                                            2,131,543
                                                                                     ..............

       PREFERRED STOCKS  0.1%

       Entergy GSU
               8.75%, Dep., Adj. B                                          14,750             723
               ....................................................................................
               $8.64                                                         5,795             584
               ....................................................................................
               Adj. A                                                        3,071             298
               ....................................................................................
       Total Preferred Stocks (Cost  $1,585)                                                 1,605
                                                                                     ..............

T. ROWE PRICE GROWTH & INCOME FUND
-------------------------------------------------------------------------------

                                                                        Shares/Par           Value
---------------------------------------------------------------------------------------------------
                                                                                    In thousands
       CONVERTIBLE PREFERRED STOCKS  1.4%

       AnnTaylor Finance Trust, (144a)                                     100,000   $       5,346
       ............................................................................................
       Glendale Federal Bank, 8.75%, Series E                              200,000          11,750
       ............................................................................................
       Mobile Telecommunication Technologies, (144a), $2.25                300,000           5,385
       ............................................................................................
       RJR Nabisco, PERCS, Series C                                      1,840,000          12,420
       ............................................................................................
       Total Convertible Preferred Stocks (Cost  $30,282)                                   34,901
                                                                                     ..............

       CONVERTIBLE BONDS  1.9%

       Banco Nacional de Mexico, Sub. Deb., (144a)
                7.00%, 12/15/99                                   $      1,736,000           1,649
       ............................................................................................
       Banco Nacional de Mexico S A, 11.00%, 7/15/03                     6,264,000           6,421
       ............................................................................................
       Corporate Express, (144a), 4.50%, 7/1/00                         15,000,000          13,976
       ............................................................................................
       Exide, 2.90%, 12/15/05                                           40,000,000          23,963
       ............................................................................................
       Total Convertible Bonds (Cost  $45,158)                                              46,009
                                                                                     ..............

       CORPORATE BONDS  1.3%

       American Standard, Sr. Sub. Notes, 9.875%, 6/1/01                 4,000,000           4,240
       ............................................................................................
       B.F. Saul REIT, Sr. Secured Notes, 11.625%, 4/1/02                3,500,000           3,780
       ............................................................................................
       Container Corporation of America, Sr. Notes
                9.75%, 4/1/03                                            5,000,000           5,250
       ............................................................................................
       El Paso Electric, 1st Mtg. Notes
                8.90%, 2/1/06                                              850,000             886
                ...................................................................................
                9.40%, 5/1/11                                            1,250,000           1,325
       ............................................................................................
       O. M. Scott, Sr. Sub. Notes, 9.875%, 8/1/04                       5,000,000           5,250
       ............................................................................................
       Texas Bottling Group, Sr. Sub. Notes, 9.00%, 11/15/03             3,000,000           3,037
       ............................................................................................
       Trump Atlantic City, 1st Mtg. Notes, 11.25%, 5/1/06               7,525,000           7,450
       ............................................................................................
       Total Corporate Bonds (Cost  $30,208)                                                31,218
                                                                                     ..............

       U.S. GOVERNMENT OBLIGATIONS  2.0%

       U.S. Treasury Bonds, 6.875%, 8/15/25                             50,000,000          50,985
       ............................................................................................
       Total U.S. Government Obligations (Cost  $49,318)                                    50,985
                                                                                     ..............
           15

T. ROWE PRICE GROWTH & INCOME FUND
-------------------------------------------------------------------------------

                                                                       Shares/Par           Value
--------------------------------------------------------------------------------------------------
                                                                                     In thousands
       SHORT-TERM INVESTMENTS  7.7%

       Certificates of Deposit  0.8%

       Bayerische Hypotheken und Wechsel, (London)
                5.375%, 2/18/97                                   $     10,000,000   $      10,000
       ............................................................................................
       Societe Generale, 5.60%, 2/10/97                                 10,000,000          10,000
       ............................................................................................
                                                                                            20,000
                                                                                     ..............
       Commercial Paper  6.5%
       American Home Products, 4(2), 5.32%, 2/21/97                     10,000,000           9,925
       ............................................................................................
       Asset Securitization Cooperative, 4(2), 5.30 - 5.38%
                1/29 - 2/11/97                                          26,000,000          25,865
       ............................................................................................
       Beta Finance, 4(2), 5.30 - 5.33%, 2/14 - 2/27/97                 17,000,000          16,876
       ............................................................................................
       Caisse des Depots et Consignations, 4(2), 5.33 - 5.40%
                1/9 - 1/31/97                                           20,000,000          19,943
       ............................................................................................
       Caterpillar Financial Services, 5.40%, 2/4/97                    10,000,000           9,949
       ............................................................................................
       Corporate Asset Funding, 4(2), 5.30%, 2/19/97                    10,000,000           9,928
       ............................................................................................
       Cregem North America, 5.45%, 1/10/97                             10,000,000           9,986
       ............................................................................................
       Investments in Commercial Paper through a joint account
                6.75 - 7.10%, 1/2/97                                    14,431,640          14,429
       ............................................................................................
       Island Finance Puerto Rico, 5.31 - 5.36%
                1/13 - 2/24/97                                          24,800,000          24,693
       ............................................................................................
       SBNSW (Delaware), 5.37%, 2/13/97                                 10,000,000           9,936
       ............................................................................................
       Sherwood Medical, 5.35%, 2/11/97                                 10,000,000           9,939
       ............................................................................................
                                                                                           161,469
                                                                                     ..............
       Medium-Term Notes  0.4%

       Morgan Stanley Group, Eurodollar, VR, 5.656%, 1/31/97            10,000,000          10,003
       ............................................................................................
                                                                                            10,003
                                                                                     ..............
       Total Short-Term Investments (Cost  $191,472)                                       191,472
                                                                                     ..............

T. ROWE PRICE GROWTH & INCOME FUND
-------------------------------------------------------------------------------

                                                                                           Value
-------------------------------------------------------------------------------------------------
                                                                                    In thousands
 Total Investments in Securities
 100.0% of Net Assets (Cost $1,742,424)                                             $   2,487,733

 Other Assets Less Liabilities                                                              1,090
                                                                                    ..............

 NET ASSETS                                                                         $   2,488,823
                                                                                    --------------
 Net Assets Consist of:
 Accumulated net investment income - net of distributions                           $       1,198
 Accumulated net realized gain/loss - net of distributions                                  4,826
 Net unrealized gain (loss)                                                               745,309
 Paid-in-capital applicable to 109,984,451 shares of $0.01 par
 value capital stock outstanding; 500,000,000 shares authorized                         1,737,490
                                                                                    ..............
 NET ASSETS                                                                         $   2,488,823
                                                                                    --------------
 NET ASSET VALUE PER SHARE                                                          $       22.63
                                                                                    --------------


     *  Non-income producing
     +  Affiliated company
 PERCS  Participating Equity Redemption Certificates
  REIT  Real Estate Investment Trust
  4(2) Commercial paper sold within terms of a private placement memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 1.06% of net assets.
    VR  Variable Rate
   GBP  British sterling
   NLG  Dutch guilder

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
In thousands

                                                                        Year
                                                                        Ended
                                                                      12/31/96
       Investment Income
       Income
          Dividend                                                $      49,065
          Interest                                                       20,374
                                                                  .............
          Total income                                                   69,439
                                                                  .............
       Expenses
          Investment management                                          12,048
          Shareholder servicing                                           4,374
          Custody and accounting                                            217
          Registration                                                      169
          Prospectus and shareholder reports                                 90
          Directors                                                          26
          Legal and audit                                                    21
          Miscellaneous                                                      24
                                                                  .............
          Total expenses                                                 16,969
                                                                  .............
       Net investment income                                             52,470
                                                                  .............
       Realized and Unrealized Gain (Loss)
       Net realized gain (loss) on
          Securities                                                     90,159
          Foreign currency transactions                                     (27)
                                                                  .............
          Net realized gain (loss)                                       90,132
                                                                  .............
       Change in net unrealized gain or loss on securities              339,963
                                                                  .............
       Net realized and unrealized gain (loss)                          430,095
                                                                  .............

       INCREASE (DECREASE) IN NET
       ASSETS FROM OPERATIONS                                     $     482,565
                                                                  -------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
In thousands

                                                                  Year
                                                                  Ended
                                                                  12/31/96         12/31/95
  Increase (Decrease) in Net Assets
  Operations
    Net investment income                                     $     52,470     $     48,544
    Net realized gain (loss)                                        90,132           47,568
    Change in net unrealized gain or loss                          339,963          293,468
                                                              ...............................
    Increase (decrease) in net assets from operations              482,565          389,580
                                                              ...............................
  Distributions to shareholders
    Net investment income                                          (51,272)         (49,245)
    Net realized gain                                              (94,021)         (51,490)
                                                              ...............................
    Decrease in net assets from distributions                     (145,293)        (100,735)
                                                              ...............................

  Capital share transactions *
    Shares sold                                                    526,034          320,350
    Distributions reinvested                                       142,065           98,041
    Shares redeemed                                               (265,026)        (187,684)
                                                              ...............................
    Increase (decrease) in net assets from capital
    share transactions                                             403,073          230,707
                                                              ...............................
  Net Assets
  Increase (decrease) during period                                740,345          519,552
  Beginning of period                                            1,748,478        1,228,926
                                                              ...............................
  End of period                                               $  2,488,823     $  1,748,478
                                                              -------------------------------
* Share information
    Shares sold                                                     25,086           17,917
    Distributions reinvested                                         6,411            5,380
    Shares redeemed                                                (12,676)         (10,736)
                                                              ...............................
    Increase (decrease) in shares outstanding                       18,821           12,561



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
------------------------------------------------------------------------------
                                                             December 31, 1996

NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Growth & Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 21, 1982.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies Investments in companies 5% or more of whose outstanding voting securities are held by the fund are defined as "Affiliated Companies" in
Section 2(a)(3) of the Investment Company Act of 1940.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. ROWE PRICE GROWTH & INCOME FUND
------------------------------------------------------------------------------


Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $632,660,000 and $252,840,000, respectively, for the year ended December 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,742,424,000, and net unrealized gain aggregated $745,309,000, of which $765,848,000 related to appreciated investments and $20,539,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $1,212,000 was payable at December 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to

T. ROWE PRICE GROWTH & INCOME FUND
-----------------------------------------------------------------------------


0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Growth Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $3,868,000 for the year ended December 31, 1996, of which $381,000 was payable at period-end.

T. ROWE PRICE GROWTH & INCOME FUND
-------------------------------------------------------------------------------



REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Growth & Income Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Growth & Income Fund, Inc. (the "Fund") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with custodians and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Baltimore, Maryland
January 20, 1997

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T. Rowe Price OnLine Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity Accounts.

ACCOUNT SERVICES

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------


MUTUAL FUNDS

STOCK FUNDS
 .............................

Domestic
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
OTC
Science & Technology
Small-Cap Value*
Spectrum Growth
Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 .............................

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-free

California Tax-Free Bond

Florida Insured
Intermediate Tax-Free

Georgia Tax-Free Bond

Maryland Short-Term
Tax-Free Bond

Maryland Tax-Free Bond

New Jersey Tax-Free Bond

New York Tax-Free Bond

Summit Municipal Income

Summit Municipal
Intermediate

Tax-Free High Yield

Tax-Free Income

Tax-Free Insured
Intermediate Bond

Tax-Free Short-Intermediate

Virginia Short-Term
Tax-Free Bond

Virginia Tax-Free Bond

 ..............................

International/Global
Global Government Bond
Emerging Markets Bond
International Bond

MONEY MARKET
 ..............................

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money

New York Tax-Free Money

Summit Municipal
Money Market

Tax-Exempt Money

BLENDED ASSET
 ..............................

Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ..............................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*Closed to new investors.
Please call for a prospectus. Read it carefully before you invest or send money.

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   REPORT HIGHLIGHTS
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 .  The market overcame worries about rising interest rates to climb 23% in 1996.

 . Your fund's returns of 14.32% and 25.64% for the 6- and 12-month periods ended December 31, respectively, exceeded those of the S&P 500 and Lipper peer group average for both periods.

 . Portfolio activity was subdued throughout the year, with an overall turnover rate of only 13.5%.

 . We added a number of stocks after their prices had declined over 20% and reduced holdings of some that had risen sharply in order to seize better opportunities.

 . Like all investors, we have enjoyed more than our share of good fortune in recent years and believe more modest expectations are appropriate.